EXHIBIT 99.1

CARROLLTON BANCORP

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Carrollton Bancorp (the “Company”) on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission and which this Certification is an exhibit (the “Report”), the undersigned

                (1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period reflected therein.

Date November 4, 2002	/s/ Robert A. Altieri

Robert A. Altieri
President and Chief Executive Officer